Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Chief Marketing Officer	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE FOURTH QUARTER OF 2022

TUPELO, MISSISSIPPI (January 24, 2023) - Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced earnings results for the fourth quarter of 2022.

(Dollars in thousands, except earnings per share)	Three Months Ended			Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Net income and earnings per share:
Net income	$46,276	$46,567	$37,054	$166,068	$175,892
Basic EPS	0.83	0.83	0.66	2.97	3.13
Diluted EPS	0.82	0.83	0.66	2.95	3.12
Adjusted diluted EPS (Non-GAAP)(1)	0.89	0.79	0.68	3.00	2.98

“We are pleased to report a solid fourth quarter with quarterly earnings growing over the prior year,” remarked C. Mitchell Waycaster, Renasant President and Chief Executive Officer. “The company continues to emphasize the importance of core deposits, asset quality and capital strength in managing our balance sheet. We recently completed the acquisition of Republic Business Credit and are excited to welcome that team to Renasant.”

Quarterly Highlights

Acquisition
•The Company completed the acquisition of Republic Business Credit, a factoring and asset-based lending company headquartered in New Orleans, Louisiana (“RBC”), on December 30, 2022. The RBC acquisition added $77.5 million in loans on the date of acquisition, and the Company recorded a provision for credit losses of $2.6 million, a provision for unfunded commitments of $0.2 million and merger expenses of $1.1 million

Earnings
•Net income for the fourth quarter of 2022 was $46.3 million with diluted EPS of $0.82 and adjusted diluted EPS (non-GAAP)(1) of $0.89
•Net interest income (fully tax equivalent) for the fourth quarter of 2022 was $140.6 million, up $8.1 million on a linked quarter basis
•For the fourth quarter of 2022, net interest margin was 3.78%, up 24 basis points on a linked quarter basis

•Cost of total deposits was 52 basis points for the fourth quarter of 2022, up 31 basis points on a linked quarter basis
•The Company’s wealth management and insurance lines of business produced steady results during the fourth quarter of 2022
•The mortgage division generated $0.5 billion in interest rate lock volume during the fourth quarter of 2022, compared to $0.6 billion in the third quarter of 2022. Gain on sale margin was 1.64% for the fourth quarter of 2022, up 61 basis points on a linked quarter basis. The Company recognized a gain on the sale of mortgage servicing rights of $3.0 million in the third quarter. No such sales occurred in the fourth quarter
•Fourth quarter noninterest expense remained relatively unchanged on a linked quarter basis. In addition to expenses incurred in connection with the RBC acquisition, the Company recorded $1.3 million in expense related to the voluntary reimbursement of certain re-presentment NSF fees previously charged to customers that the Company expects to make in 2023 in light of the FDIC’s recent guidance to banks regarding such fees. The efficiency ratio and adjusted efficiency ratio (non-GAAP)(1) for the fourth quarter was 58.4% and 56.3%, respectively

Balance Sheet
•Loans increased $473.3 million during the fourth quarter of 2022 from September 30, 2022; excluding RBC acquired loans, loans increased $395.8 million, which represents 14.14% annualized net loan growth
•The securities portfolio decreased $64.8 million during the fourth quarter of 2022 from September 30, 2022, due to net cash outflows during the quarter of $75.4 million and a positive fair market value adjustment in our available-for-sale portfolio of $10.6 million
•Deposits at December 31, 2022 increased $54.8 million from September 30, 2022, driven by an increase in interest bearing deposits. Noninterest bearing deposits decreased $268.5 million from September 30, 2022 to December 31, 2022 and represented 33.8% of total deposits at December 31, 2022. Brokered deposits were $233.1 million at December 31, 2022

Capital
•Book value per share and tangible book value per share (non-GAAP)(1) increased 2.1% and decreased 0.5%, respectively, on a linked quarter basis
•The Company has a $100 million stock repurchase program that is in effect through October 2023; there was no buyback activity during the fourth quarter of 2022

Credit Quality
•The Company recorded a provision for credit losses on loans of $10.5 million for the fourth quarter of 2022, primarily driven by loan growth and the aforementioned provision with respect to acquired RBC loans
•The allowance for credit losses on loans to total loans increased nine basis points on a linked quarter basis to 1.66% at December 31, 2022; an allowance of $9.8 million was recorded for RBC loans that had experienced credit deterioration prior to acquisition
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 337.73% at December 31, 2022, compared to 312.10% at September 30, 2022
•Net loan charge-offs for the fourth quarter of 2022 were $2.6 million, or 0.09% of average loans on an annualized basis
•Credit metrics remained stable. Nonperforming loans to total loans decreased to 0.49% at December 31, 2022 compared to 0.50% at September 30, 2022 and criticized loans (which include classified and special mention loans) to total loans increased to 2.47% at December 31, 2022, compared to 2.37% at September 30, 2022

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Interest income
Loans held for investment	$145,360	$123,100	$106,409	$95,829	$98,478	$470,698	$422,832
Loans held for sale	1,688	2,075	2,586	2,863	3,652	9,212	12,632
Securities	15,241	14,500	12,471	10,835	9,221	53,047	31,532
Other	2,777	3,458	1,954	664	568	8,853	1,689
Total interest income	165,066	143,133	123,420	110,191	111,919	541,810	468,685
Interest expense
Deposits	17,312	7,241	5,018	5,637	6,056	35,208	28,976
Borrowings	9,918	5,574	4,887	4,925	4,381	25,304	15,708
Total interest expense	27,230	12,815	9,905	10,562	10,437	60,512	44,684
Net interest income	137,836	130,318	113,515	99,629	101,482	481,298	424,001
Provision for (recovery of) credit losses
Provision for (recovery of) loan losses	10,488	9,800	2,000	1,500	(500)	23,788	(1,700)
Provision for credit losses on HTM securities	—	—	—	—	32	—	32
Total provision for (recovery of) loan losses	10,488	9,800	2,000	1,500	(468)	23,788	(1,668)
Net interest income after provision for (recovery of) credit losses	127,348	120,518	111,515	98,129	101,950	457,510	425,669
Noninterest income	33,395	41,186	37,214	37,458	47,582	149,253	226,984
Noninterest expense	101,582	101,574	98,194	94,105	101,115	395,455	429,826
Income before income taxes	59,161	60,130	50,535	41,482	48,417	211,308	222,827
Income taxes	12,885	13,563	10,857	7,935	11,363	45,240	46,935
Net income	$46,276	$46,567	$39,678	$33,547	$37,054	$166,068	$175,892

Adjusted net income (non-GAAP)(1)	$50,324	$44,233	$40,601	$33,728	$38,232	$168,886	$167,951
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$72,187	$66,970	$54,172	$42,664	$49,190	$235,993	$210,424

Basic earnings per share	$0.83	$0.83	$0.71	$0.60	$0.66	$2.97	$3.13
Diluted earnings per share	0.82	0.83	0.71	0.60	0.66	2.95	3.12
Adjusted diluted earnings per share (non-GAAP)(1)	0.89	0.79	0.72	0.60	0.68	3.00	2.98
Average basic shares outstanding	55,953,104	55,947,214	55,906,755	55,809,192	55,751,487	55,904,579	56,114,666
Average diluted shares outstanding	56,335,446	56,248,720	56,182,845	56,081,863	56,105,050	56,214,230	56,424,484
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.88	$0.88
(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Return on average assets	1.11%	1.11%	0.96%	0.81%	0.89%	1.00%	1.11%
Adjusted return on average assets (non-GAAP)(1)	1.20	1.05	0.98	0.82	0.92	1.02	1.06
Return on average tangible assets (non-GAAP)(1)	1.20	1.20	1.04	0.89	0.98	1.09	1.21
Adjusted return on average tangible assets (non-GAAP)(1)	1.30	1.14	1.07	0.90	1.01	1.10	1.16
Return on average equity	8.58	8.50	7.31	6.05	6.59	7.60	7.96
Adjusted return on average equity (non-GAAP)(1)	9.33	8.07	7.48	6.08	6.80	7.73	7.60
Return on average tangible equity (non-GAAP)(1)	15.98	15.64	13.50	10.93	11.94	13.97	14.53
Adjusted return on average tangible equity (non-GAAP)(1)	17.35	14.87	13.81	10.99	12.31	14.20	13.89
Efficiency ratio (fully taxable equivalent)	58.39	58.50	64.37	67.78	67.04	61.89	65.35
Adjusted efficiency ratio (non-GAAP)(1)	56.25	58.78	62.44	67.02	64.18	60.77	65.32
Dividend payout ratio	26.51	26.51	30.99	36.67	33.33	29.63	28.12

Capital and Balance Sheet Ratios

	As of
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Shares outstanding	55,953,104	55,953,104	55,932,017	55,880,666	55,756,233
Market value per share	$37.59	$31.28	$28.81	$33.45	$37.95
Book value per share	38.18	37.39	37.85	38.25	39.63
Tangible book value per share (non-GAAP)(1)	20.02	20.12	20.55	20.91	22.35
Shareholders’ equity to assets	12.57%	12.70%	12.74%	12.68%	13.15%
Tangible common equity ratio (non-GAAP)(1)	7.01	7.26	7.34	7.35	7.86
Leverage ratio	9.36	9.39	9.16	9.00	9.15
Common equity tier 1 capital ratio	10.21	10.64	10.74	10.78	11.18
Tier 1 risk-based capital ratio	11.01	11.47	11.60	11.67	12.10
Total risk-based capital ratio	14.63	15.15	15.34	15.51	16.14

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Noninterest income
Service charges on deposit accounts	$10,445	$10,216	$9,734	$9,562	$9,751	$39,957	$36,569
Fees and commissions	4,470	4,148	4,668	3,982	3,885	17,268	15,732
Insurance commissions	2,501	3,108	2,591	2,554	2,353	10,754	9,841
Wealth management revenue	5,237	5,467	5,711	5,924	5,273	22,339	20,455
Mortgage banking income	5,170	12,675	8,316	9,633	14,726	35,794	109,604
Swap termination gains	—	—	—	—	4,676	—	4,676
Net gains on sales of securities	—	—	—	—	49	—	2,170
BOLI income	2,487	2,296	2,331	2,153	2,048	9,267	7,366
Other	3,085	3,276	3,863	3,650	4,821	13,874	20,571
Total noninterest income	$33,395	$41,186	$37,214	$37,458	$47,582	$149,253	$226,984
Noninterest expense
Salaries and employee benefits	$67,372	$66,463	$65,580	$62,239	$62,523	$261,654	$280,627
Data processing	3,521	3,526	3,590	4,263	5,346	14,900	21,726
Net occupancy and equipment	11,122	11,266	11,155	11,276	11,177	44,819	46,837
Other real estate owned	(59)	34	(187)	(241)	(60)	(453)	253
Professional fees	2,856	3,087	2,778	3,151	3,209	11,872	11,776
Advertising and public relations	3,631	3,229	3,406	4,059	2,929	14,325	12,203
Intangible amortization	1,195	1,251	1,310	1,366	1,424	5,122	6,042
Communications	2,028	1,999	1,904	2,027	2,088	7,958	8,869
Merger and conversion related expenses	1,100	—	—	687	—	1,787	—
Restructuring charges (benefit)	—	—	1,187	(455)	61	732	368
Debt prepayment penalty	—	—	—	—	6,123	—	6,123
Other	8,816	10,719	7,471	5,733	6,295	32,739	35,002
Total noninterest expense	$101,582	$101,574	$98,194	$94,105	$101,115	$395,455	$429,826

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Gain on sales of loans, net	$1,003	$5,263	$3,490	$6,047	$10,801	$15,803	$82,399
Fees, net	1,849	2,405	3,064	3,053	4,320	10,371	17,161
Mortgage servicing income (loss), net	2,318	5,007	1,762	533	(395)	9,620	(3,517)
MSR valuation adjustment	—	—	—	—	—	—	13,561
Total mortgage banking income	$5,170	$12,675	$8,316	$9,633	$14,726	$35,794	$109,604

Balance Sheet

(Dollars in thousands)	As of
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Assets
Cash and cash equivalents	$575,992	$479,500	$1,010,468	$1,607,493	$1,877,965
Securities held to maturity, at amortized cost	1,324,040	1,353,502	488,851	487,194	416,357
Securities available for sale, at fair value	1,533,942	1,569,242	2,528,253	2,405,316	2,386,052
Loans held for sale, at fair value	110,105	144,642	196,598	280,464	453,533
Loans held for investment	11,578,304	11,105,004	10,603,744	10,313,459	10,020,914
Allowance for credit losses on loans	(192,090)	(174,356)	(166,131)	(166,468)	(164,171)
Loans, net	11,386,214	10,930,648	10,437,613	10,146,991	9,856,743
Premises and equipment, net	283,595	284,062	284,035	285,344	293,122
Other real estate owned	1,763	2,412	2,807	2,062	2,540
Goodwill and other intangibles	1,015,884	966,461	967,713	969,022	963,781
Bank-owned life insurance	373,808	371,650	371,298	369,344	287,359
Mortgage servicing rights	84,448	81,980	94,743	91,730	89,018
Other assets	298,385	287,000	235,722	218,797	183,841
Total assets	$16,988,176	$16,471,099	$16,618,101	$16,863,757	$16,810,311

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$4,558,756	$4,827,220	$4,741,397	$4,706,256	$4,718,124
Interest-bearing	8,928,210	8,604,904	9,022,532	9,284,641	9,187,600
Total deposits	13,486,966	13,432,124	13,763,929	13,990,897	13,905,724
Short-term borrowings	712,232	312,818	112,642	111,279	13,947
Long-term debt	428,133	426,821	431,553	435,416	471,209
Other liabilities	224,829	207,055	193,100	188,523	209,578
Total liabilities	14,852,160	14,378,818	14,501,224	14,726,115	14,600,458

Shareholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	296,483	296,483	296,483	296,483	296,483
Treasury stock	(111,577)	(111,577)	(112,295)	(114,050)	(118,027)
Additional paid-in capital	1,302,422	1,299,476	1,298,207	1,297,088	1,300,192
Retained earnings	857,725	823,951	789,880	762,690	741,648
Accumulated other comprehensive loss	(209,037)	(216,052)	(155,398)	(104,569)	(10,443)
Total shareholders’ equity	2,136,016	2,092,281	2,116,877	2,137,642	2,209,853
Total liabilities and shareholders’ equity	$16,988,176	$16,471,099	$16,618,101	$16,863,757	$16,810,311

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	December 31, 2022			September 30, 2022			December 31, 2021
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$11,282,422	$147,519	5.19%	$10,829,137	$124,614	4.57%	$9,948,610	$99,670	3.98%
Loans held for sale	117,082	1,688	5.77%	143,837	2,075	5.77%	498,724	3,652	2.93%
Taxable securities	2,657,248	13,174	1.98%	2,773,924	12,439	1.79%	2,245,249	7,293	1.30%
Tax-exempt securities(1)	447,287	2,637	2.36%	449,927	2,664	2.37%	392,700	2,503	2.55%
Total securities	3,104,535	15,811	2.04%	3,223,851	15,103	1.87%	2,637,949	9,796	1.49%
Interest-bearing balances with banks	269,975	2,777	4.08%	663,218	3,458	2.07%	1,522,433	568	0.15%
Total interest-earning assets	14,774,014	167,795	4.51%	14,860,043	145,250	3.89%	14,607,716	113,686	3.09%
Cash and due from banks	201,369			191,358			201,941
Intangible assets	967,005			967,154			964,575
Other assets	635,452			626,926			676,408
Total assets	$16,577,840			$16,645,481			$16,450,640
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,018,679	$12,534	0.83%	$6,462,940	$6,061	0.37%	$6,460,178	$3,487	0.21%
Savings deposits	1,093,997	582	0.21%	1,134,665	155	0.05%	1,045,784	151	0.06%
Brokered deposits	93,764	1,047	4.43%	—	—	—%	—	—	—%
Time deposits	1,324,042	3,149	0.94%	1,240,439	1,025	0.33%	1,434,162	2,418	0.67%
Total interest-bearing deposits	8,530,482	17,312	0.81%	8,838,044	7,241	0.33%	8,940,124	6,056	0.27%
Borrowed funds	893,705	9,918	4.42%	572,376	5,574	3.88%	434,546	4,381	4.03%
Total interest-bearing liabilities	9,424,187	27,230	1.15%	9,410,420	12,815	0.54%	9,374,670	10,437	0.44%
Noninterest-bearing deposits	4,805,014			4,867,314			4,633,885
Other liabilities	209,544			194,339			210,404
Shareholders’ equity	2,139,095			2,173,408			2,231,681
Total liabilities and shareholders’ equity	$16,577,840			$16,645,481			$16,450,640
Net interest income/ net interest margin		$140,565	3.78%		$132,435	3.54%		$103,249	2.81%
Cost of funding			0.76%			0.36%			0.30%
Cost of total deposits			0.52%			0.21%			0.18%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Twelve Months Ended
	December 31, 2022			December 31, 2021
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$10,677,995	$476,746	4.46%	$10,310,070	$427,296	4.15%
Loans held for sale	203,981	9,212	4.52%	454,727	12,632	2.78%
Taxable securities(1)	2,654,621	44,750	1.69%	1,691,531	24,370	1.44%
Tax-exempt securities	446,895	10,655	2.38%	335,399	9,418	2.81%
Total securities	3,101,516	55,405	1.79%	2,026,930	33,788	1.67%
Interest-bearing balances with banks	846,768	8,853	1.05%	1,263,364	1,688	0.13%
Total interest-earning assets	14,830,260	550,216	3.71%	14,055,091	475,404	3.38%
Cash and due from banks	201,419			199,705
Intangible assets	967,018			966,733
Other assets	639,155			684,457
Total assets	$16,637,852			$15,905,986
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,420,905	$25,840	0.40%	$6,177,944	$15,308	0.25%
Savings deposits	1,116,013	1,023	0.09%	976,616	698	0.07%
Brokered deposits	23,634	1,047	4.43%	—	—	—%
Time deposits	1,310,398	7,298	0.56%	1,539,763	12,970	0.84%
Total interest-bearing deposits	8,870,950	35,208	0.40%	8,694,323	28,976	0.33%
Borrowed funds	624,887	25,304	4.05%	470,993	15,708	3.34%
Total interest-bearing liabilities	9,495,837	60,512	0.64%	9,165,316	44,684	0.49%
Noninterest-bearing deposits	4,760,432			4,310,834
Other liabilities	196,980			220,427
Shareholders’ equity	2,184,603			2,209,409
Total liabilities and shareholders’ equity	$16,637,852			$15,905,986
Net interest income/ net interest margin		$489,704	3.30%		$430,720	3.07%
Cost of funding			0.42%			0.33%
Cost of total deposits			0.26%			0.22%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Supplemental Margin Information

(Dollars in thousands)	Three Months Ended			Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Earning asset mix:
Loans held for investment, excluding Paycheck Protection Program (“PPP”) loans (non-GAAP)(1)	76.33%	72.83%	67.68%	71.90%	70.16%
PPP loans	0.03	0.04	0.43	0.10	3.19
Loans held for sale	0.79	0.97	3.41	1.38	3.24
Securities	21.01	21.69	18.06	20.91	14.42
Interest-bearing balances with banks	1.84	4.47	10.42	5.71	8.99
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Funding sources mix:
Noninterest-bearing demand	33.77%	34.09%	33.08%	33.39%	32.00%
Interest-bearing demand	42.30	45.27	46.11	45.04	45.84
Savings	7.69	7.95	7.47	7.83	7.25
Brokered deposits	0.66	—	—	0.17	—
Time deposits	9.31	8.69	10.24	9.19	11.42
Borrowed funds	6.27	4.00	3.10	4.38	3.49
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Net interest income collected on problem loans	$161	$78	$578	$2,949	$4,412
Total accretion on purchased loans	625	1,317	2,187	5,198	10,783
Total impact on net interest income	$786	$1,395	$2,765	$8,147	$15,195
Impact on net interest margin	0.02%	0.04%	0.08%	0.05%	0.11%
Impact on loan yield	0.03%	0.05%	0.11%	0.08%	0.15%

Interest income on PPP loans	$21	$5	$485	$719	$24,794
PPP impact on net interest margin	—%	—%	—%	—%	0.08%
PPP impact on loan yield	—%	—%	—%	—%	0.06%
(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Loan Portfolio

(Dollars in thousands)	As of
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Loan Portfolio:
Commercial, financial, agricultural	$1,669,051	$1,507,615	$1,489,889	$1,437,225	$1,364,879
Lease financing	115,013	103,357	101,350	89,842	76,125
Real estate - construction	1,330,337	1,215,056	1,126,363	1,222,052	1,104,896
Real estate - 1-4 family mortgages	3,216,263	3,127,889	3,030,083	2,840,979	2,724,246
Real estate - commercial mortgages	5,118,063	5,016,665	4,717,513	4,577,864	4,549,037
Installment loans to individuals	124,745	128,946	131,163	137,115	143,340
Subtotal	11,573,472	11,099,528	10,596,361	10,305,077	9,962,523
PPP loans	4,832	5,476	7,383	8,382	58,391
Total loans	$11,578,304	$11,105,004	$10,603,744	$10,313,459	$10,020,914

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Nonperforming Assets:
Nonaccruing loans	$56,545	$54,278	$43,897	$51,995	$49,364
Loans 90 days or more past due	331	1,587	617	247	1,441
Total nonperforming loans	56,876	55,865	44,514	52,242	50,805
Other real estate owned	1,763	2,412	2,807	2,062	2,540
Total nonperforming assets	58,639	58,277	47,321	54,304	53,345
Allowance for credit losses on loans	$192,090	$174,356	$166,131	$166,468	$164,171
Net loan charge-offs	$2,566	$1,575	$2,337	$851	$5,367
Annualized net loan charge-offs / average loans	0.09%	0.06%	0.09%	0.03%	0.21%
Nonperforming loans / total loans	0.49	0.50	0.42	0.51	0.51
Nonperforming assets / total assets	0.35	0.35	0.28	0.32	0.32
Allowance for credit losses on loans / total loans	1.66	1.57	1.57	1.61	1.64
Allowance for credit losses on loans / nonperforming loans	337.73	312.10	373.21	318.65	323.14

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, January 25, 2023.

The webcast is accessible through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=4MTPtQZd. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2022 Fourth Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com after the call and will remain accessible for one year. A replay is accessible via telephone by dialing 1-877-344-7529 in the United States and entering conference number 8052042 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until February 8, 2023.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 119-year-old financial services institution. Renasant has assets of approximately $17.0 billion and operates 198 banking, lending, mortgage, wealth management and insurance offices throughout the Southeast as well as offering factoring and asset-based lending on a nationwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, including, without limitation, (i) core loan yield, (ii) core net interest income and margin, (iii) adjusted pre-provision net revenue, (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) the tangible common equity ratio, (viii) loans held for investment excluding PPP loans, (ix) certain performance ratios (namely, the ratio of adjusted pre-provision net revenue to average assets, the adjusted return on average assets and on average equity, and the return on average tangible assets and on average tangible common equity (including on an as-adjusted basis)), and (x) the adjusted efficiency ratio.

These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets and/or certain charges (such as, among others, merger and conversion expenses, COVID-19 related expenses and expenses related to the voluntary reimbursement of certain re-presentment NSF fees) with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof or, with respect to core loan yield, to exclude the Company’s PPP loans. With respect to COVID-19 related expenses in particular, management added these expenses as a charge to exclude when calculating non-GAAP financial measures because the expenses included within this line item are readily quantifiable and possess the same characteristics with respect to management’s inability to accurately predict the timing or amount thereof as the other charges excluded when calculating non-GAAP financial measures. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy; with respect to the core loan yield, management excludes PPP loans, which bear an interest rate fixed by Small Business Administration (“SBA”) regulations and are both forgivable and guaranteed by the SBA, to more clearly measure loan yields affected by competitive factors and potential loss in the Company’s loan portfolio and the coverage therefor. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible, charges such as debt prepayment penalties, restructuring charges and COVID-19 related expenses, and the amount of PPP loans can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$46,276	$46,567	$39,678	$33,547	$37,054	$166,068	$175,892
Income taxes	12,885	13,563	10,857	7,935	11,363	45,240	46,935
Provision for (recovery of) credit losses (including unfunded commitments)	10,671	9,800	2,450	950	(768)	23,871	(2,168)
Pre-provision net revenue (non-GAAP)	$69,832	$69,930	$52,985	$42,432	$47,649	$235,179	$220,659
Merger and conversion expense	1,100	—	—	687	—	1,787	—
Debt prepayment penalties	—	—	—	—	6,123	—	6,123
Swap termination gains	—	—	—	—	(4,676)	—	(4,676)
Gain on sale of MSR	—	(2,960)	—	—	—	(2,960)	—
MSR valuation adjustment	—	—	—	—	—	—	(13,561)
Restructuring charges (benefit)	—	—	1,187	(455)	61	732	368
Voluntary reimbursement of certain re-presentment NSF fees	1,255	—	—	—	—	1,255	—
COVID-19 related expenses(1)	—	—	—	—	33	—	1,511
Adjusted pre-provision net revenue (non-GAAP)	$72,187	$66,970	$54,172	$42,664	$49,190	$235,993	$210,424

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$46,276	$46,567	$39,678	$33,547	$37,054	$166,068	$175,892
Amortization of intangibles	1,195	1,251	1,310	1,366	1,424	5,122	6,042
Tax effect of adjustments noted above(2)	(260)	(265)	(291)	(303)	(335)	(1,119)	(1,354)
Tangible net income (non-GAAP)	$47,211	$47,553	$40,697	$34,610	$38,143	$170,071	$180,580

Net income (GAAP)	$46,276	$46,567	$39,678	$33,547	$37,054	$166,068	$175,892
Merger and conversion expense	1,100	—	—	687	—	1,787	—
Debt prepayment penalties	—	—	—	—	6,123	—	6,123
Swap termination gain	—	—	—	—	(4,676)	—	(4,676)
Gain on sale of MSR	—	(2,960)	—	—	—	(2,960)	—
MSR valuation adjustment	—	—	—	—	—	—	(13,561)
Restructuring charges (benefit)	—	—	1,187	(455)	61	732	368
Initial provision for acquisitions	2,820	—	—	—	—	2,820	—
Voluntary reimbursement of certain re-presentment NSF fees	1,255	—	—	—	—	1,255	—
COVID-19 related expenses(1)	—	—	—	—	33	—	1,511
Tax effect of adjustments noted above(2)	(1,127)	626	(264)	(51)	(363)	(816)	2,294
Adjusted net income (non-GAAP)	$50,324	$44,233	$40,601	$33,728	$38,232	$168,886	$167,951
Amortization of intangibles	1,195	1,251	1,310	1,366	1,424	5,122	6,042
Tax effect of adjustments noted above(2)	(260)	(265)	(291)	(303)	(335)	(1,119)	(1,354)
Adjusted tangible net income (non-GAAP)	$51,259	$45,219	$41,620	$34,791	$39,321	$172,889	$172,639

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$2,139,095	$2,173,408	$2,177,537	$2,249,667	$2,231,681	$2,184,603	$2,209,409
Average intangible assets	967,005	967,154	968,441	965,430	964,575	967,018	966,733
Average tangible shareholders’ equity (non-GAAP)	$1,172,090	$1,206,254	$1,209,096	$1,284,237	$1,267,106	$1,217,585	$1,242,676

Average assets (GAAP)	$16,577,840	$16,645,481	$16,631,290	$16,697,264	$16,450,640	$16,637,852	$15,905,986
Average intangible assets	967,005	967,154	968,441	965,430	964,575	967,018	966,733
Average tangible assets (non-GAAP)	$15,610,835	$15,678,327	$15,662,849	$15,731,834	$15,486,065	$15,670,834	$14,939,253

Shareholders’ equity (GAAP)	$2,136,016	$2,092,281	$2,116,877	$2,137,642	$2,209,853	$2,136,016	$2,209,853
Intangible assets	1,015,884	966,461	967,713	969,022	963,781	1,015,884	963,781
Tangible shareholders’ equity (non-GAAP)	$1,120,132	$1,125,820	$1,149,164	$1,168,620	$1,246,072	$1,120,132	$1,246,072

Total assets (GAAP)	$16,988,176	$16,471,099	$16,618,101	$16,863,757	$16,810,311	$16,988,176	$16,810,311
Intangible assets	1,015,884	966,461	967,713	969,022	963,781	1,015,884	963,781
Total tangible assets (non-GAAP)	$15,972,292	$15,504,638	$15,650,388	$15,894,735	$15,846,530	$15,972,292	$15,846,530

Adjusted Performance Ratios
Return on average assets (GAAP)	1.11%	1.11%	0.96%	0.81%	0.89%	1.00%	1.11%
Adjusted return on average assets (non-GAAP)	1.20%	1.05%	0.98%	0.82%	0.92%	1.02%	1.06%
Return on average tangible assets (non-GAAP)	1.20%	1.20%	1.04%	0.89%	0.98%	1.09%	1.21%
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.73%	1.60%	1.31%	1.04%	1.19%	1.42%	1.32%
Adjusted return on average tangible assets (non-GAAP)	1.30%	1.14%	1.07%	0.90%	1.01%	1.10%	1.16%
Return on average equity (GAAP)	8.58%	8.50%	7.31%	6.05%	6.59%	7.60%	7.96%
Adjusted return on average equity (non-GAAP)	9.33%	8.07%	7.48%	6.08%	6.80%	7.73%	7.60%
Return on average tangible equity (non-GAAP)	15.98%	15.64%	13.50%	10.93%	11.94%	13.97%	14.53%
Adjusted return on average tangible equity (non-GAAP)	17.35%	14.87%	13.81%	10.99%	12.31%	14.20%	13.89%

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	56,335,446	56,248,720	56,182,845	56,081,863	56,105,050	56,214,230	56,424,484

Diluted earnings per share (GAAP)	$0.82	$0.83	$0.71	$0.60	$0.66	$2.95	$3.12
Adjusted diluted earnings per share (non-GAAP)	$0.89	$0.79	$0.72	$0.60	$0.68	$3.00	$2.98

Tangible Book Value Per Share
Shares outstanding	55,953,104	55,953,104	55,932,017	55,880,666	55,756,233	55,953,104	55,756,233

Book value per share (GAAP)	$38.18	$37.39	$37.85	$38.25	$39.63	$38.18	$39.63
Tangible book value per share (non-GAAP)	$20.02	$20.12	$20.55	$20.91	$22.35	$20.02	$22.35

Tangible Common Equity Ratio
Shareholders’ equity to assets (GAAP)	12.57%	12.70%	12.74%	12.68%	13.15%	12.57%	13.15%
Tangible common equity ratio (non-GAAP)	7.01%	7.26%	7.34%	7.35%	7.86%	7.01%	7.86%

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	$140,565	$132,435	$115,321	$101,383	$103,249	$489,704	$430,720

Total noninterest income (GAAP)	$33,395	$41,186	$37,214	$37,458	$47,582	$149,253	$226,984
MSR valuation adjustment	—	—	—	—	—	—	13,561
Gain on sale of MSR	—	2,960	—	—	—	2,960	—
Swap termination gains	—	—	—	—	4,676	—	4,676
Securities gains	—	—	—	—	49	—	2,170
Total adjusted noninterest income (non-GAAP)	$33,395	$38,226	$37,214	$37,458	$42,857	$146,293	$206,577

Noninterest expense (GAAP)	$101,582	$101,574	$98,194	$94,105	$101,115	$395,455	$429,826
Amortization of intangibles	1,195	1,251	1,310	1,366	1,424	5,122	6,042
Merger and conversion expense	1,100	—	—	687	—	1,787	—
Debt prepayment penalty	—	—	—	—	6,123	—	6,123
Restructuring charges (benefit)	—	—	1,187	(455)	61	732	368
Voluntary reimbursement of certain re-presentment NSF fees	1,255	—	—	—	—	1,255	—
Provision (recovery) of unfunded commitments	183	—	450	(550)	(300)	83	(500)
COVID-19 related expenses(1)	—	—	—	—	33	—	1,511
Total adjusted noninterest expense (non-GAAP)	$97,849	$100,323	$95,247	$93,057	$93,774	$386,476	$416,282

Efficiency ratio (GAAP)	58.39%	58.50%	64.37%	67.78%	67.04%	61.89%	65.35%
Adjusted efficiency ratio (non-GAAP)	56.25%	58.78%	62.44%	67.02%	64.18%	60.77%	65.32%

Core Net Interest Income and Core Net Interest Margin
Net interest income (FTE) (GAAP)	$140,565	$132,435	$115,321	$101,383	$103,249	$489,704	$430,720
Net interest income collected on problem loans	161	78	2,276	434	577	2,949	4,412
Accretion recognized on purchased loans	625	1,317	2,021	1,235	2,187	5,198	10,783
Interest income recognized on PPP loans	21	5	74	619	485	719	24,794
Non-core net interest income	$807	$1,400	$4,371	$2,288	$3,249	$8,866	$39,989
Core net interest income (FTE) (non-GAAP)	$139,758	$131,035	$110,950	$99,095	$99,999	$480,838	$390,731

Average earning assets (GAAP)	$14,774,014	$14,860,043	$14,845,199	$14,841,146	$14,607,716	$14,830,260	$14,055,091
Average PPP loans	4,940	6,647	7,863	39,506	62,726	14,619	448,959
Average earning assets excluding PPP loans (non-GAAP)	$14,769,074	$14,853,396	$14,837,336	$14,801,640	$14,544,990	$14,815,641	$13,606,132

Net interest margin (GAAP)	3.78%	3.54%	3.11%	2.76%	2.81%	3.30%	3.07%
Core net interest margin (non-GAAP)	3.76%	3.50%	3.00%	2.71%	2.73%	3.25%	2.87%

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Core Loan Yield
Loan interest income (FTE) (GAAP)	$147,519	$124,614	$107,612	$97,001	$99,670	$476,746	$427,296
Net interest income collected on problem loans	161	78	2,276	434	578	2,949	4,412
Accretion recognized on purchased loans	625	1,317	2,021	1,235	2,187	5,198	10,783
Interest income recognized on PPP loans	21	5	74	619	485	719	24,794
Core loan interest income (FTE) (non-GAAP)	$146,712	$123,214	$103,241	$94,713	$96,420	$467,880	$387,307

Average loans (GAAP)	$11,282,422	$10,829,137	$10,477,036	$10,108,511	$9,948,610	$10,677,995	$10,310,070
Average PPP loans	4,940	6,647	7,863	39,506	62,726	14,619	448,959
Average loans excluding PPP loans (non-GAAP)	$11,277,482	$10,822,490	$10,469,173	$10,069,005	$9,885,884	$10,663,376	$9,861,111

Loan yield (GAAP)	5.19%	4.57%	4.12%	3.88%	3.98%	4.46%	4.15%
Core loan yield (non-GAAP)	5.16%	4.52%	3.96%	3.82%	3.87%	4.39%	3.93%

Adjusted Asset Quality Ratios
Classified loans	$200,249	$193,844	$185,267	$178,015	$160,790	$200,249	$160,790
Special Mention loans	86,172	69,883	87,476	76,949	115,496	86,172	115,496
Criticized loans(3)	$286,421	$263,727	$272,743	$254,964	$276,286	$286,421	$276,286
Criticized loans / total loans (GAAP)	2.47%	2.37%	2.57%	2.47%	2.76%	2.47%	2.76%

(1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.
(2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items.
(3) Criticized loans include loans in risk rating classifications of classified and special mention.

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